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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:  August 1997       PAYMENT DATE:  9/15/97

As of the Record Date:
Series C Invested Amount ....................................................   $  135,000,000
Series C Pool Factor ........................................................    1.00000000000

Series D (Class A and B) Invested Amount ....................................   $  109,260,000
Series D (Class A and B) Pool Factor ........................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ..................................   $   30,000,000
Subordinated Series 1995-1 Pool Factor ......................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ..........................   $   24,000,000

For the Settlement Period:                                                                          Per $1,000
                                                                                                    ----------

Gross Collections for the Settlement Period .................................   $  228,599,832         $766.44
Defaulted Amount for the Settlement Period ..................................          325,000            1.09
Recoveries for the Settlement Period ........................................                0            0.00

Certificate/Fee Distribution on:  9/15/97

     Interest on the Series C Certificates ..................................   $   696,609.52         $  2.34
     Interest on the Series D - Class A Certificates ........................       506,534.83            1.70
     Interest on the Subordinated Series 1995-1 Certificates ................       170,560.45            0.57
     Interest on the Series D - Class B Certificates ........................        51,051.55            0.17
     Principal of the Series C Certificates .................................             0.00            0.00
     Principal of the Series D - Class A Certificates .......................             0.00            0.00
     Principal on the Subordinated Series 1995-1 Certificates ...............             0.00            0.00
     Principal of the Series D - Class B Certificates .......................             0.00            0.00
     Servicing Fee ..........................................................       559,971.99            1.88
                                                                                --------------      ----------
                         Total of distributions .............................   $ 1,984,728.34         $  6.66
                                                                                ==============      ==========

VFC activity for the August 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ................   $17,000,000.00
     Principal from the Variable Funding Certificateholder ..................     9,000,000.00
     Principal to the Variable Funding Certificateholder ....................    (2,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ...................   $24,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .........................   $    89,574.72         $  0.30
     Liquidity Fees for the Settlement Period for the VFC ...................        17,151.15            0.06
                                                                                --------------      ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ........   $   106,725.87           $0.36
                                                                                ==============      ==========

As of the end of the August 1997 Settlement Period:

Subordinated Amounts:
    Series C Certificates ...................................................   $   31,666,667
    Series D - Class A Certificates .........................................   $   23,456,790
    Variable Funding Certificate  (VFC) .....................................   $    5,629,630
Aggregate Subordinated Transferor Amount ....................................   $   38,756,949

Cash Collateral Account balance .............................................   $            0
Collection Account balance ..................................................   $    2,284,000
Excess Funding Account balance ..............................................   $    3,800,000


  -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
       1995-1) as of the Record Date.
  -    Interest is for the Interest Accrual Period ending September 14th.
  -    The Series C Certificate Rate was 5.99234% for this Interest Accrual Period.
  -    The Series D - Class A Certificate Rate was 5.88234% for this Interest Accrual Period.
  -    The Subordinated Series 1995-1 Certificate Rate was 6.60234% for this Interest Accrual Period.
  -    The Series D - Class B Certificate Rate was 6.40234% for this Interest Accrual Period.
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